Supplement
                         dated December 31, 2001 to the
           Lincoln Benefit Life Advantage Variable Annuity Prospectus
                              dated August 10, 2001

                                   Offered by
                          Lincoln Benefit Life Company
                                   through the
                  Lincoln Benefit Life Variable Annuity Account


This supplement amends certain disclosure contained in the above-referenced prospectus for the Lincoln Benefit Life Variable Annuity Account contract (the "Contract"). Please keep this supplement for future reference together with your prospectus.

Page 34: Under the Enhanced Earnings Death Benefit Rider section, insert the following after the second paragraph:

     The Enhanced Earnings Death Benefit Rider is not available for purchase with any IRA at this time.

Page 41: Under the Tax Qualified Contracts section, replace the last two sentences of the fourth paragraph with the following:

     However, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. It is possible that the Death Benefit could be viewed as violating the prohibition on investment in life insurance contracts, with the result that the Contract would not satisfy the requirements of an IRA. We believe that these regulations do not prohibit all forms of optional death benefits; however, at this time we are not allowing the Enhanced Earnings Death Benefit Rider to be sold with an IRA.